UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of June 29, 2004, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2004-HI2)

                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                          333-110340              41-1808858
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification No.)

8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota              55437
(Address of Principal                       (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000

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Item 5. Other Events

         The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement relating to Home Loan Trust 2004-HI2, Home Loan- Backed Notes Series 2004-HI2, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

         In addition, the unaudited financial statements of FGIC as of March 31, 2004 and 2003, and for three-month periods then ended are attached hereto as
Exhibit 99.2.



                                       32
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                         Item 601(a) of
                         Regulation S-K
Exhibit No.              Exhibit No.                    Description


1                           23.1          Consent of KPMG LLP
                            23.2          Consent of Ernst & Young LLP
                            99.1          Financial statements of FGIC as of
                                          December  31, 2003
                                          and 2002,  and for
                                          each of the  years
                                          in the  three-year
                                          period       ended
                                          December 31, 2003.
                            99.2          Financial statements of FGIC as of
                                          March 31, 2004 and 2003, and for the
                                          three-month periods then ended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RESIDENTIAL FUNDING MORTGAGE
                                         SECURITIES II, INC.

                                         By:     /s/ Mark White
                                         Name:   Mark White
                                         Title:  Vice President

Dated: June 21, 2004


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                                  EXHIBIT INDEX


Exhibit                 Item 601(a) of
Number                  Regulation S-K
                        Exhibit No.                 Description

1                       23.1                  Consent of KPMG LLP
                        23.2                  Consent of Ernst & Young LLP
                        99.1                  Financial statements of FGIC as
                                              of December 31, 2003 and 2002,
                                              and for each of the years in the
                                              three-year period ended
                                              December 31, 2003
                        99.2                  Financial statements of FGIC as
                                              of March 31, 2004 and 2003, and
                                              for the three-month periods then
                                              ended.


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                                  Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITOR

The Board of Directors
Financial Guaranty Insurance Company:

         We consent to the use of our report dated June 21, 2004 on the financial statements of Financial Guaranty Insurance Company as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2002, included in the Form 8-K of First Horizon Asset Securities, Inc. (the "Registrant"), which is incorporated by reference in the Registrant's registration statement (No. 333-110340), and to the reference to our firm under the heading "Experts" in the Prospectus Supplement relating to the Home Loan Trust 2004-HI2, Home Loan-Backed Notes Series 2004-HI2.



                                                             /s/ KPMG LLP
                                                                 KPMG LLP
New York, New York
June 21, 2004

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                                  Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITOR


         We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of Home Loan Trust 2004-H12 for the registration of Home Loan-Backed Notes, Series 2004-H12, in the registration statement on Form S-3 (No. 333-110340) and to the incorporation by reference therein of our report dated February 20, 2004, with respect to the financial statements of Financial Guaranty Insurance Company appearing in the Form 8-K of Residential Funding Mortgage Securities II, Inc. dated June 21, 2004, filed with the Securities and Exchange Commission.



                                                /s/ Ernst & Young LLP
New York, NY
June 21, 2004




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